SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                                                          July 27, 2004
Date of Report (Date of earliest event reported) ...............................



                             Transbotics Corporation
.................................................................................
             (Exact name of registrant as specified in its charter)



Delaware                            0-18253                        56-1460497
.................................................................................
(State or other                  (Commission                    (I.R.S. Employer
 jurisdiction                    File Number)                 Identification No)
 of incorporation)



3400 Latrobe Drive             Charlotte NC                        28211
.................................................................................
                    (Address of principal executive offices)      (Zip Code)



                                                         (704) 362-1115
Registrant's telephone number, including area code .............................


.................................................................................
          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

Charlotte, NC - July 27, 2004 - Transbotics Corporation entered into a purchase agreement with a new customer for delivery of two automation systems in the paper and allied products industry. The orders totaling approximately $1,450,000 is to be installed over the next 8 months and will include multiple Automatic Guided Vehicles (AGVs), controls, hardware, software, engineering services and other related equipment.



         Exhibit 10.1: Copy of press release announcing receipt of  orders
         Exhibit 10.2: Equipment Purchase and Installation Contract between the
                       Company and International Paper dated July 23, 2004.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRANSBOTICS CORPORATION



Date:  July 27, 2004            By: /s/ Claude Imbleau
                                    ------------------
                                    Claude Imbleau
                                    President